UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 21411

Eaton Vance Senior Floating-Rate Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Annual Report October 31, 2005

EATON VANCE
SENIOR
FLOATING-RATE
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

MANAGEMENT’S DISCUSSION OF PERFORMANCE

The Trust

Performance for the Past Year

•                  Based on its October 2005 monthly dividend of $0.115 and a closing share price of $17.21, Eaton Vance Senior Floating-Rate Trust, a closed-end fund traded on the New York Stock Exchange (the “Trust”) had a market yield of 8.02%.(1)

•                  Based on share price (traded on the New York Stock Exchange), the Trust had a total return of -7.77% for the year ended October 31, 2005. That return was the result of a decrease in share price from $19.94 on October 31, 2004 to $17.21 on October 31, 2005 and the reinvestment of $1.230 in regular monthly dividends.(2)

•                  Based on net asset value (NAV), the Trust had a total return of 5.57% for the year ended October 31, 2005. That return was the result of a decrease in net asset value per share from $18.97 on October 31, 2004 to $18.74 on October 31, 2005, and the reinvestment of all distributions.(2)

•                  For performance comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 5.03% for the year ended October 31,2005.(3)

The Trust’s Investments

•                  The Trust’s loan investments included 376 borrowers at October 31, 2005, with an average loan size of just 0.22% of total assets and no industry constituting more than 8.0% of the Trust. Building and development (including manufacturers of building products and companies that manage/own apartments, shopping malls and commercial office buildings, among others), health care, cable/satellite television, leisure goods/activities/movies and chemicals/plastics were the largest industry weightings.

•                  The loan market performed well, as short-term interest rates rose throughout the fiscal year. The London Inter-Bank Offered Rate (LIBOR) – the primary benchmark over which loan interest rates are typically set – kept pace with the Federal Reserve’s rate hikes over the period. Yield spreads narrowed to just below their historical range. The loan market outperformed the high-yield bond market during the fiscal year.

•                  In the wake of Hurricanes Katrina and Rita, management identified approximately 10 companies that were directly impacted by the storms. While these loans suffered very little price impact, management nonetheless selectively reduced exposure to the hardest-hit companies, generally at prices above par. The hurricanes had little initial overall impact on the Trust.

•                  While the Trust slightly outperformed its benchmark Index on a net asset value basis, it did have some laggard performers. The Trust’s investments in the auto and auto parts areas weakened during the period, reflecting the ailing auto industry. However, these positions were below a market weighting and did not have a significantly negative impact on performance.

•                  At October 31, 2005, the Trust had leverage in the amount of approximately 39% of the Trust’s total assets. The Trust employs leverage though the issuance of Auction Preferred Shares (“APS”).(3) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Trust’s APS rises and falls with changes in short-term interest rates. Such increases/decreases in cost of the Trust’s APS may be offset by increased/decreased income from the Trust’s senior loan investments.

•                  The decline in the Trust’s share price during the fiscal year was consistent with the market price decline of other closed-end income funds. The fundamentals and technical factors of the floating-rate loan asset class remained strong.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       The Trust’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.

(2)       Performance results reflect the effect of leverage resulting from the Trust’s Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(3)  It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans comprising the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares.

Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PERFORMANCE

Performance(1)

Average Annual Total Return (by share price, NYSE)
One Year	-7.77%
Life of Fund (11/28/03)	0.49

Average Annual Total Return (at net asset value)
One Year	5.57%
Life of Fund (11/28/03)	5.02

(1)       Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Industries(2)

By total investments

Building & Development	7.4%
Healthcare	6.4
Cable & Satellite Television	5.8
Leisure Goods/Activities/Movies	5.5
Chemicals & Plastics	5.2
Automotive	4.7
Telecommunications	4.7
Publishing	4.2
Radio & Television	3.9
Business Equip. & Services	3.8
Containers & Glass Products	3.7
Lodging & Casinos	3.6
Oil & Gas	2.9
Food Products	2.9
Retailers (Except Food & Drug)	2.8
Utilities	2.7
Conglomerates	2.3
Financial Intermediaries	2.2
Food Service	2.1
Electronics/Electrical	2.1
Forest Products	1.8
Ecological Services & Equip.	1.6
Aerospace & Defense	1.5
Nonferrous Metals/Minerals	1.5
Beverage & Tobacco	1.2
Home Furnishings	1.0
Food/Drug Retailers	1.0
Equipment Leasing	0.9
Industrial Equipment	0.9
Insurance	0.6
Cosmetics/Toiletries	0.6
Drugs	0.5
Clothing/Textiles	0.4
Surface Transport	0.4
Rail Industries	0.4
Air Transport	0.4
Real Estate	0.3
Farming/Agriculture	0.2
Broker, Dealers and Inv. Houses	0.0
Steel	0.0

(2)          Reflects the Trust’s investments as of October 31, 2005. Industries are shown as a percentage of the Trust’s total loan and corporate bond and note investments. Portfolio information may not be representative of current or future investments andare subject to change due to active management.

Diversification by Sectors (3)

(3)          Diversification by Sectors reflects the Trust’s total investments as of October 31, 2005. Sectors are shown as a percentage of the Trust’s total investments. Trust statistics may not be representative of the Trust’s current or future investments and are subject to change due to active management.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 135.9%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 2.2%
Alliant Techsystems, Inc.
$612,750	Term Loan, 5.23%, Maturing March 31, 2009	$616,389
Delta Air Lines, Inc.
1,725,000	Term Loan, 12.89%, Maturing March 16, 2008	1,762,376
Hexcel Corp.
435,778	Term Loan, 5.81%, Maturing March 1, 2012	440,408
K&F Industries, Inc.
1,653,949	Term Loan, 6.38%, Maturing November 18, 2012	1,673,590
Mid-Western Aircraft Systems, Inc.
1,925,175	Term Loan, 6.41%, Maturing December 31, 2011	1,952,368
Standard Aero Holdings, Inc.
1,550,687	Term Loan, 6.25%, Maturing August 24, 2012	1,570,556
Transdigm, Inc.
1,974,950	Term Loan, 6.19%, Maturing July 22, 2010	2,006,219
Vought Aircraft Industries, Inc.
2,169,576	Term Loan, 6.59%, Maturing December 22, 2011	2,194,255
Wam Aquisition, S.A.
695,118	Term Loan, 6.77%, Maturing April 8, 2013	697,514
695,118	Term Loan, 7.27%, Maturing April 8, 2014	700,015
Wyle Laboratories, Inc.
278,600	Term Loan, 6.46%, Maturing January 28, 2011	282,605
		$13,896,295
Air Transport — 0.3%
United Airlines, Inc.
$1,978,812	DIP Loan, 7.96%, Maturing December 31, 2006	$2,002,930
		$2,002,930
Automotive — 6.8%
Accuride Corp.
$2,355,126	Term Loan, 6.18%, Maturing January 31, 2012	$2,373,378
AE Europe Group, LLC
1,000,000	Term Loan, 9.00%, Maturing October 11, 2011	1,008,125
Affina Group, Inc.
1,532,685	Term Loan, 6.40%, Maturing November 30, 2011	1,535,798
Axletech International Holding, Inc.
1,750,000	Term Loan, 12.25%, Maturing April 21, 2013	1,767,500
Collins & Aikman Products Co.
1,030,155	Term Loan, 10.25%, Maturing August 31, 2011	990,972
CSA Acquisition Corp.
418,504	Term Loan, 6.06%, Maturing December 23, 2011	421,120
673,246	Term Loan, 6.06%, Maturing December 23, 2011	677,454

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Dayco Products, LLC
$2,850,666	Term Loan, 7.04%, Maturing June 23, 2011	$2,884,517
Exide Technologies, Inc.
635,437	Term Loan, 9.37%, Maturing May 5, 2010	640,202
635,437	Term Loan, 9.37%, Maturing May 5, 2010	639,408
Federal-Mogul Corp.
7,434,538	Revolving Loan, 5.83%, Maturing December 9, 2006(2)	6,963,687
2,559,019	Term Loan, 6.33%, Maturing December 9, 2006	2,410,542
Goodyear Tire & Rubber Co.
880,000	Term Loan, 3.50%, Maturing April 30, 2010	887,858
2,950,000	Term Loan, 7.06%, Maturing April 30, 2010	2,979,193
1,000,000	Term Loan, 7.81%, Maturing March 1, 2011	994,250
HLI Operating Co., Inc.
1,934,697	Term Loan, 7.15%, Maturing June 3, 2009	1,932,107
675,000	Term Loan, 9.26%, Maturing June 3, 2010	666,000
Key Automotive Group
1,369,654	Term Loan, 6.86%, Maturing June 29, 2010	1,369,654
R.J. Tower Corp.
1,725,000	DIP Revolving Loan, 7.25%, Maturing February 2, 2007	1,757,703
Tenneco Automotive, Inc.
1,994,254	Term Loan, 6.08%, Maturing December 12, 2009	2,027,596
1,656,896	Term Loan, 6.11%, Maturing December 12, 2010	1,684,597
TI Automotive, Ltd.
1,197,280	Term Loan, 6.91%, Maturing June 30, 2011	1,177,825
TRW Automotive, Inc.
4,563,383	Term Loan, 5.25%, Maturing June 30, 2012	4,612,344
		$42,401,830
Beverage and Tobacco — 2.0%
Alliance One International, Inc.
$776,100	Term Loan, 6.73%, Maturing May 13, 2010	$776,100
Constellation Brands, Inc.
4,516,628	Term Loan, 5.66%, Maturing November 30, 2011	4,571,112
Culligan International Co.
1,163,250	Term Loan, 6.47%, Maturing September 30, 2011	1,178,276
National Dairy Holdings, L.P.
796,000	Term Loan, 6.08%, Maturing March 15, 2012	802,467
National Distribution Company
785,000	Term Loan, 10.56%, Maturing June 22, 2010	786,962
Southern Wine & Spirits of America, Inc.
3,780,427	Term Loan, 5.53%, Maturing May 31, 2012	3,819,808
Sunny Delight Beverages Co.
395,294	Term Loan, 8.25%, Maturing August 20, 2010	398,753
		$12,333,478

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development — 11.4%
Biomed Realty, L.P.
$3,055,000	Term Loan, 6.11%, Maturing May 31, 2010	$3,058,819
DMB/CHII, LLC
156,820	Term Loan, 6.44%, Maturing March 3, 2007	157,212
Formica Corp.
1,027,281	Term Loan, 9.03%, Maturing June 10, 2010	1,032,417
711,251	Term Loan, 9.03%, Maturing June 10, 2010	714,808
363,737	Term Loan, 9.03%, Maturing June 10, 2010	365,556
293,509	Term Loan, 9.03%, Maturing June 10, 2010	294,977
FT-FIN Acquisition, LLC
1,238,862	Term Loan, 8.56%, Maturing November 17, 2007	1,241,959
General Growth Properties, Inc.
8,649,208	Term Loan, 6.09%, Maturing November 12, 2008	8,754,798
Hovstone Holdings, LLC
1,230,000	Term Loan, 6.29%, Maturing February 28, 2009	1,233,075
Kyle Acquisition Group, LLC
519,288	Term Loan, 6.06%, Maturing July 20, 2008	525,779
1,480,712	Term Loan, 6.06%, Maturing July 20, 2010	1,499,221
Landsource Communities, LLC
6,011,000	Term Loan, 6.50%, Maturing March 31, 2010	6,065,478
Lion Gables Realty Limited
1,734,132	Term Loan, 5.63%, Maturing September 30, 2006	1,743,453
LNR Property Corp.
4,772,669	Term Loan, 6.73%, Maturing February 3, 2008	4,811,447
1,399,850	Term Loan, 6.89%, Maturing February 3, 2008	1,408,599
LNR Property Holdings
935,000	Term Loan, 8.23%, Maturing March 8, 2008	939,091
Longyear Holdings, Inc.
399,000	Term Loan, 6.53%, Maturing July 28, 2012	399,499
99,750	Term Loan, 6.53%, Maturing July 28, 2012	99,875
MAAX Corp.
713,489	Term Loan, 6.75%, Maturing June 4, 2011	709,922
Mueller Group, Inc.
2,550,000	Term Loan, 6.40%, Maturing October 3, 2012	2,587,113
NCI Building Systems, Inc.
743,050	Term Loan, 4.94%, Maturing June 18, 2010	746,998
Newkirk Master, L.P.
4,952,747	Term Loan, 5.99%, Maturing August 11, 2008	5,027,038
Newkirk Tender Holdings, LLC
1,806,929	Term Loan, 8.59%, Maturing May 25, 2006	1,811,446
777,778	Term Loan, 10.09%, Maturing May 25, 2006	779,722
Nortek, Inc.
2,767,025	Term Loan, 5.92%, Maturing August 27, 2011	2,799,538
Panolam Industries Holdings, Inc.
650,000	Term Loan, 6.77%, Maturing September 30, 2012	659,750

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Ply Gem Industries, Inc.
$1,296,123	Term Loan, 6.16%, Maturing February 12, 2011	$1,305,034
190,458	Term Loan, 6.16%, Maturing February 12, 2011	191,768
699,129	Term Loan, 6.64%, Maturing February 12, 2011	703,936
South Edge, LLC
612,500	Term Loan, 5.31%, Maturing October 31, 2007	615,307
787,500	Term Loan, 5.56%, Maturing October 31, 2009	796,031
St. Marys Cement, Inc.
5,885,126	Term Loan, 6.02%, Maturing December 4, 2010	5,988,115
Stile Acquisition Corp.
1,898,833	Term Loan, 6.20%, Maturing April 6, 2013	1,893,977
Stile U.S. Acquisition Corp.
1,902,067	Term Loan, 6.20%, Maturing April 6, 2013	1,897,204
Sugarloaf Mills, L.P.
1,500,000	Term Loan, 5.79%, Maturing April 7, 2007	1,507,500
TE / Tousa Senior, LLC
1,575,000	Term Loan, 6.56%, Maturing August 1, 2008	1,600,594
The Woodlands Community Property Co.
1,022,000	Term Loan, 6.11%, Maturing November 30, 2007	1,028,387
1,319,000	Term Loan, 8.11%, Maturing November 30, 2007	1,338,785
Tousa/Kolter, LLC
2,070,000	Term Loan, 6.11%, Maturing January 7, 2008(2)	2,080,350
Trustreet Properties, Inc.
865,000	Term Loan, 5.86%, Maturing April 8, 2010	873,109
		$71,287,687
Business Equipment and Services — 5.8%
Acco Brands Corp.
$655,000	Term Loan, 5.73%, Maturing August 17, 2012	$663,269
Affinion Group, Inc.
2,300,000	Term Loan, 6.91%, Maturing October 17, 2012	2,286,103
Allied Security Holdings, LLC
1,680,947	Term Loan, 7.78%, Maturing June 30, 2010	1,704,060
Baker & Taylor, Inc.
2,200,000	Term Loan, 10.48%, Maturing May 6, 2011	2,227,500
Buhrmann US, Inc.
3,139,275	Term Loan, 6.30%, Maturing December 31, 2010	3,200,098
DynCorp International, LLC
1,223,850	Term Loan, 6.75%, Maturing February 11, 2011	1,228,950
Global Imaging Systems, Inc.
485,122	Term Loan, 5.38%, Maturing May 10, 2010	488,761
Info USA, Inc.
795,455	Term Loan, 6.53%, Maturing March 25, 2009	797,443
842,177	Term Loan, 6.78%, Maturing June 4, 2010	844,282

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Iron Mountain, Inc.
$2,309,748	Term Loan, 5.63%, Maturing April 2, 2011	$2,333,928
Language Line, Inc.
2,524,970	Term Loan, 8.45%, Maturing June 11, 2011	2,548,010
Mitchell International, Inc.
373,966	Term Loan, 6.15%, Maturing August 11, 2011	377,589
N.E.W. Holdings I, LLC
983,886	Term Loan, 7.35%, Maturing July 1, 2011	998,030
Protection One, Inc.
923,579	Term Loan, 6.91%, Maturing April 18, 2011	934,836
Sungard Data Systems, Inc.
13,067,250	Term Loan, 6.28%, Maturing February 11, 2013	13,197,178
Transaction Network Services, Inc.
816,033	Term Loan, 5.85%, Maturing May 4, 2012	824,193
US Investigations Services, Inc.
700,000	Term Loan, 6.57%, Maturing October 14, 2012	707,875
Western Inventory Services
525,000	Term Loan, 10.77%, Maturing October 14, 2011	530,250
Williams Scotsman, Inc.
750,000	Term Loan, 6.66%, Maturing June 28, 2010	759,844
		$36,652,199
Cable and Satellite Television — 8.1%
Adelphia Communications Corp.
$3,382,074	DIP Loan, 6.31%, Maturing March 31, 2006	$3,398,985
Atlantic Broadband Finance, LLC
4,294,434	Term Loan, 6.52%, Maturing September 1, 2011	4,369,587
Bragg Communications, Inc.
1,039,500	Term Loan, 5.86%, Maturing August 31, 2011	1,054,443
Bresnan Communications, LLC
2,000,000	Term Loan, 7.57%, Maturing March 31, 2010	2,028,750
Canadian Cable Acquisition Co., Inc.
1,485,000	Term Loan, 7.02%, Maturing July 30, 2011	1,500,315
Cebridge Connections, Inc.
1,487,350	Term Loan, 7.04%, Maturing February 23, 2009	1,496,646
1,576,000	Term Loan, 9.95%, Maturing February 23, 2010	1,585,850
Charter Communications Operating, LLC
12,180,482	Term Loan, 7.50%, Maturing April 27, 2011	12,226,670
Insight Midwest Holdings, LLC
7,108,313	Term Loan, 6.06%, Maturing December 31, 2009	7,217,163
MCC Iowa, LLC
5,925,225	Term Loan, 6.03%, Maturing February 3, 2014	6,017,807
Mediacom Illinois, LLC
2,798,850	Term Loan, 6.28%, Maturing March 31, 2013	2,845,644

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
NTL, Inc.
$2,300,000	Term Loan, 7.14%, Maturing April 13, 2012	$2,311,691
UGS Corp.
2,508,303	Term Loan, 6.08%, Maturing March 31, 2012	2,548,280
UPC Broadband Holdings B.V.
2,390,000	Term Loan, 6.55%, Maturing September 30, 2012	2,413,279
		$51,015,110
Chemicals and Plastics — 7.5%
Basell Af S.A.R.L.
$312,500	Term Loan, 6.58%, Maturing August 1, 2013	$317,871
62,500	Term Loan, 6.58%, Maturing August 1, 2013	63,548
312,500	Term Loan, 7.24%, Maturing August 1, 2014	318,262
62,500	Term Loan, 7.24%, Maturing August 1, 2014	63,626
Brenntag AG
2,975,000	Term Loan, 6.81%, Maturing February 27, 2012	2,989,503
Celanese Holdings, LLC
3,600,930	Term Loan, 6.31%, Maturing April 6, 2011	3,657,645
Gentek, Inc.
564,492	Term Loan, 6.61%, Maturing February 25, 2011	569,008
800,000	Term Loan, 9.90%, Maturing February 25, 2012	790,000
Hercules, Inc.
871,725	Term Loan, 5.86%, Maturing October 8, 2010	882,839
Hexion Specialty Chemicals, Inc.
170,000	Term Loan, 5.88%, Maturing May 31, 2012	172,337
705,931	Term Loan, 6.38%, Maturing May 31, 2012	715,637
974,857	Term Loan, 6.56%, Maturing May 31, 2012	988,261
Huntsman, LLC
4,739,101	Term Loan, 5.72%, Maturing August 16, 2012	4,769,991
Innophos, Inc.
938,985	Term Loan, 6.21%, Maturing August 13, 2010	950,527
Invista B.V.
3,601,940	Term Loan, 6.31%, Maturing April 29, 2011	3,662,723
1,562,761	Term Loan, 6.31%, Maturing April 29, 2011	1,589,133
ISP Chemco, Inc.
1,477,500	Term Loan, 5.83%, Maturing March 27, 2011	1,495,969
Kraton Polymer, LLC
3,291,660	Term Loan, 6.42%, Maturing December 23, 2010	3,345,150
Mosaic Co.
1,432,800	Term Loan, 5.23%, Maturing February 21, 2012	1,450,038
Nalco Co.
6,594,684	Term Loan, 5.81%, Maturing November 4, 2010	6,701,392
PQ Corp.
1,270,495	Term Loan, 6.06%, Maturing February 11, 2012	1,280,818

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Professional Paint, Inc.
$926,250	Term Loan, 7.18%, Maturing September 30, 2011	$933,197
Rockwood Specialties Group, Inc.
4,427,750	Term Loan, 6.47%, Maturing December 10, 2012	4,503,854
Solo Cup Co.
2,670,141	Term Loan, 6.44%, Maturing February 27, 2011	2,682,157
Wellman, Inc.
2,250,000	Term Loan, 7.71%, Maturing February 10, 2009	2,293,126
		$47,186,612
Clothing / Textiles — 0.3%
Propex Fabrics, Inc.
$336,875	Term Loan, 6.28%, Maturing December 31, 2011	$337,717
St. John Knits International, Inc.
700,762	Term Loan, 6.56%, Maturing March 23, 2012	711,273
The William Carter Co.
867,188	Term Loan, 5.72%, Maturing July 14, 2012	878,841
		$1,927,831
Conglomerates — 3.7%
Amsted Industries, Inc.
$3,448,368	Term Loan, 6.62%, Maturing October 15, 2010	$3,497,221
Blount, Inc.
627,161	Term Loan, 6.57%, Maturing August 9, 2010	636,373
Euramax International, Inc.
713,213	Term Loan, 6.38%, Maturing June 28, 2012	708,118
501,316	Term Loan, 11.09%, Maturing June 28, 2013	493,796
248,684	Term Loan, 11.09%, Maturing June 28, 2013	244,954
Goodman Global Holdings, Inc.
1,195,963	Term Loan, 6.38%, Maturing December 23, 2011	1,214,649
Jarden Corp.
1,655,850	Term Loan, 5.69%, Maturing January 24, 2012	1,664,336
2,938,749	Term Loan, 6.02%, Maturing January 24, 2012	2,964,725
Johnson Diversey, Inc.
3,284,624	Term Loan, 5.46%, Maturing November 3, 2009	3,322,604
Penn Engineering & Manufacturing Corp.
466,492	Term Loan, 6.52%, Maturing May 25, 2011	472,323
Polymer Group, Inc.
485,204	Term Loan, 7.25%, Maturing April 27, 2010	492,886
1,750,000	Term Loan, 10.25%, Maturing April 27, 2011	1,789,375
PP Acquisition Corp.
2,484,409	Term Loan, 6.34%, Maturing November 12, 2011	2,489,999
Rexnord Corp.
2,915,120	Term Loan, 6.15%, Maturing December 31, 2011	2,952,774
		$22,944,133

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products — 5.8%
Berry Plastics Corp.
$2,125,392	Term Loan, 5.86%, Maturing December 2, 2011	$2,151,959
BWAY Corp.
603,260	Term Loan, 6.31%, Maturing June 30, 2011	612,309
Consolidated Container Holding, LLC
1,185,000	Term Loan, 7.50%, Maturing December 15, 2008	1,200,553
Crown America, Inc.
500,000	Revolving Loan, 2.75%, Maturing February 15, 2010(2)	482,500
Dr. Pepper/Seven Up Bottling Group, Inc.
5,926,371	Term Loan, 6.16%, Maturing December 19, 2010	6,017,489
Graham Packaging Holdings Co.
4,367,000	Term Loan, 6.56%, Maturing October 7, 2011	4,427,046
2,000,000	Term Loan, 8.25%, Maturing April 7, 2012	2,040,000
Graphic Packaging International, Inc.
5,666,972	Term Loan, 6.52%, Maturing August 8, 2010	5,726,475
IPG (US), Inc.
2,168,613	Term Loan, 6.12%, Maturing July 28, 2011	2,200,237
Owens-Illinois, Inc.
1,216,832	Term Loan, 5.67%, Maturing April 1, 2007	1,226,211
788,429	Term Loan, 5.78%, Maturing April 1, 2008	795,984
1,178,229	Term Loan, 5.87%, Maturing April 1, 2008	1,189,274
Smurfit-Stone Container Corp.
589,195	Term Loan, 3.33%, Maturing November 1, 2010	596,744
4,673,416	Term Loan, 5.72%, Maturing November 1, 2011	4,733,296
1,485,461	Term Loan, 5.88%, Maturing November 1, 2011	1,504,494
U.S. Can Corp.
1,477,500	Term Loan, 7.65%, Maturing January 15, 2010	1,484,887
		$36,389,458
Cosmetics / Toiletries — 0.8%
American Safety Razor Co.
$960,175	Term Loan, 6.61%, Maturing February 28, 2012	$975,178
Church & Dwight Co., Inc.
1,551,446	Term Loan, 5.82%, Maturing May 30, 2011	1,569,547
Prestige Brands, Inc.
1,773,000	Term Loan, 6.32%, Maturing April 7, 2011	1,797,379
Revlon Consumer Products Corp.
945,000	Term Loan, 9.86%, Maturing July 9, 2010	976,303
		$5,318,407
Drugs — 0.7%
Warner Chilcott Corp.
$2,902,156	Term Loan, 6.61%, Maturing January 18, 2012	$2,916,408
1,169,427	Term Loan, 6.77%, Maturing January 18, 2012	1,175,170

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Drugs (continued)
$540,242	Term Loan, 6.77%, Maturing January 18, 2012	$542,895
		$4,634,473
Ecological Services and Equipment — 2.3%
Alderwoods Group, Inc.
$235,518	Term Loan, 5.84%, Maturing September 29, 2009	$238,977
Allied Waste Industries, Inc.
1,310,943	Term Loan, 4.02%, Maturing January 15, 2012	1,319,592
3,469,280	Term Loan, 6.04%, Maturing January 15, 2012	3,492,344
Envirocare of Utah, LLC
1,532,841	Term Loan, 6.95%, Maturing April 15, 2010	1,562,859
Environmental Systems, Inc.
1,215,378	Term Loan, 7.49%, Maturing December 12, 2008	1,238,546
2,500,000	Term Loan, 13.98%, Maturing December 12, 2010	2,550,000
IESI Corp.
970,588	Term Loan, 6.09%, Maturing January 20, 2012	983,327
Sensus Metering Systems, Inc.
380,544	Term Loan, 6.44%, Maturing December 17, 2010	385,062
2,439,130	Term Loan, 6.45%, Maturing December 17, 2010	2,468,095
		$14,238,802
Electronics / Electrical — 3.1%
AMI Semiconductor, Inc.
$2,081,799	Term Loan, 5.58%, Maturing April 1, 2012	$2,093,942
Aspect Software, Inc.
650,000	Term Loan, 6.56%, Maturing September 22, 2010	654,469
Communications & Power, Inc.
1,022,222	Term Loan, 6.03%, Maturing July 23, 2010	1,037,556
Enersys Capital, Inc.
1,086,250	Term Loan, 5.86%, Maturing March 17, 2011	1,096,434
Fairchild Semiconductor Corp.
1,958,938	Term Loan, 5.60%, Maturing December 31, 2010	1,973,630
Invensys International Holdings Limited
1,773,096	Term Loan, 7.79%, Maturing September 4, 2009	1,790,827
Rayovac Corp.
3,721,300	Term Loan, 6.00%, Maturing February 7, 2012	3,753,087
Security Co., Inc.
987,505	Term Loan, 7.31%, Maturing June 28, 2010	994,912
1,000,000	Term Loan, 11.25%, Maturing June 30, 2011	1,015,000
SSA Global Technologies, Inc.
500,000	Term Loan, 5.97%, Maturing September 22, 2011	503,125
Telcordia Technologies, Inc.
1,970,100	Term Loan, 6.36%, Maturing September 15, 2012	1,954,093
United Online, Inc.
242,083	Term Loan, 7.03%, Maturing December 13, 2008	243,294

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Vertafore, Inc.
$1,379,135	Term Loan, 6.57%, Maturing December 22, 2010	$1,394,650
500,000	Term Loan, 9.51%, Maturing December 22, 2011	511,250
Viasystems, Inc.
493,141	Term Loan, 8.38%, Maturing September 30, 2009	499,921
		$19,516,190
Equipment Leasing — 1.5%
Ashtead Group, PLC
$1,000,000	Term Loan, 6.06%, Maturing November 12, 2009	$1,010,833
Maxim Crane Works, L.P.
1,416,642	Term Loan, 9.63%, Maturing January 28, 2012	1,452,059
United Rentals, Inc.
1,121,250	Term Loan, 2.87%, Maturing February 14, 2011	1,132,322
5,522,156	Term Loan, 6.32%, Maturing February 14, 2011	5,576,688
		$9,171,902
Farming / Agriculture — 0.2%
Central Garden & Pet Co.
$1,525,838	Term Loan, 5.78%, Maturing May 15, 2009	$1,547,772
		$1,547,772
Financial Intermediaries — 2.1%
AIMCO Properties, L.P.
$1,300,000	Term Loan, 5.72%, Maturing November 2, 2009	$1,312,187
2,000,000	Term Loan, 5.89%, Maturing November 2, 2009	2,026,876
Coinstar, Inc.
577,601	Term Loan, 6.10%, Maturing July 7, 2011	588,431
Fidelity National Information Solutions, Inc.
6,455,488	Term Loan, 5.69%, Maturing March 9, 2013	6,485,170
The Macerich Partnership, L.P.
1,323,708	Term Loan, 5.66%, Maturing April 25, 2006	1,326,190
1,210,000	Term Loan, 5.63%, Maturing April 25, 2010	1,219,075
		$12,957,929
Food Products — 4.3%
Acosta Sales Co., Inc.
$940,000	Term Loan, 5.98%, Maturing August 13, 2010	$951,750
Chiquita Brands, LLC
1,187,025	Term Loan, 6.57%, Maturing June 28, 2012	1,205,202
Del Monte Corp.
875,600	Term Loan, 5.73%, Maturing February 8, 2012	889,281
Dole Food Company, Inc.
1,649,424	Term Loan, 5.59%, Maturing April 18, 2012	1,665,093

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Products (continued)
Herbalife International, Inc.
$277,200	Term Loan, 5.93%, Maturing December 21, 2010	$281,098
Interstate Brands Corp.
1,047,089	Term Loan, 8.18%, Maturing July 19, 2007	1,057,298
Merisant Co.
3,284,106	Term Loan, 7.49%, Maturing January 11, 2010	3,243,055
Michael Foods, Inc.
4,016,107	Term Loan, 5.19%, Maturing November 21, 2010	4,083,878
6,000,000	Term Loan, 6.59%, Maturing November 20, 2011	6,086,250
Pinnacle Foods Holdings Corp.
5,372,036	Term Loan, 7.31%, Maturing November 25, 2010	5,445,901
Reddy Ice Group, Inc.
1,970,000	Term Loan, 5.87%, Maturing August 9, 2012	1,990,931
		$26,899,737
Food Service — 3.4%
AFC Enterprises, Inc.
$1,576,050	Term Loan, 6.31%, Maturing May 11, 2011	$1,595,751
Buffets, Inc.
418,182	Term Loan, 6.78%, Maturing June 28, 2009	422,364
1,992,267	Term Loan, 7.16%, Maturing June 28, 2009	2,012,190
Burger King Corp.
1,416,450	Term Loan, 5.83%, Maturing June 30, 2012	1,432,891
Carrols Corp.
2,456,503	Term Loan, 6.56%, Maturing December 31, 2010	2,493,351
CKE Restaurants, Inc.
393,044	Term Loan, 6.00%, Maturing May 1, 2010	395,991
Denny's, Inc.
962,731	Term Loan, 7.30%, Maturing September 21, 2009	977,474
Domino's, Inc.
6,376,462	Term Loan, 5.81%, Maturing June 25, 2010	6,486,724
Gate Gourmet Borrower, LLC
1,425,791	Term Loan, 11.39%, Maturing December 31, 2008	1,427,573
Jack in the Box, Inc.
2,949,546	Term Loan, 5.57%, Maturing January 8, 2011	2,978,121
Weight Watchers International, Inc.
915,750	Term Loan, 5.67%, Maturing March 31, 2010	926,434
		$21,148,864
Food / Drug Retailers — 1.5%
Cumberland Farms, Inc.
$859,427	Term Loan, 6.30%, Maturing September 8, 2008	$864,262
General Nutrition Centers, Inc.
1,013,184	Term Loan, 6.80%, Maturing December 5, 2008	1,027,960

Principal Amount	Borrower/Tranche Description	Value
Food / Drug Retailers (continued)
$1,000,000	Revolving Loan, 0.00%, Maturing December 15, 2009(2)	$980,625
Giant Eagle, Inc.
1,837,850	Term Loan, 5.75%, Maturing August 6, 2009	1,868,864
The Jean Coutu Group (PJC), Inc.
2,648,250	Term Loan, 6.50%, Maturing July 30, 2011	2,681,147
The Pantry, Inc.
2,049,424	Term Loan, 6.34%, Maturing March 12, 2011	2,082,727
		$9,505,585
Forest Products — 2.2%
Appleton Papers, Inc.
$1,862,158	Term Loan, 6.03%, Maturing June 11, 2010	$1,884,854
Boise Cascade Holdings, LLC
2,788,378	Term Loan, 5.79%, Maturing October 29, 2011	2,830,396
Buckeye Technologies, Inc.
3,119,072	Term Loan, 5.89%, Maturing March 15, 2010	3,136,616
Escanaba Timber, LLC
590,000	Term Loan, 6.75%, Maturing May 2, 2008	590,737
Koch Cellulose, LLC
197,887	Term Loan, 5.36%, Maturing May 7, 2011	200,401
642,778	Term Loan, 5.77%, Maturing May 7, 2011	650,679
NewPage Corp.
2,643,375	Term Loan, 6.79%, Maturing May 2, 2011	2,669,809
RLC Industries Co.
1,112,786	Term Loan, 5.52%, Maturing February 24, 2010	1,119,741
Xerium Technologies, Inc.
897,750	Term Loan, 6.02%, Maturing May 18, 2012	910,375
		$13,993,608
Healthcare — 9.0%
Alliance Imaging, Inc.
$1,119,752	Term Loan, 6.41%, Maturing December 29, 2011	$1,132,350
AMN Healthcare, Inc.
1,351,228	Term Loan, 7.02%, Maturing October 2, 2008	1,353,762
AMR HoldCo, Inc.
1,766,125	Term Loan, 6.28%, Maturing February 10, 2012	1,781,579
Carl Zeiss Topco GMBH
368,333	Term Loan, 6.95%, Maturing March 22, 2013	370,635
736,667	Term Loan, 7.45%, Maturing March 21, 2014	742,192
375,000	Term Loan, 9.70%, Maturing September 22, 2014	381,562
Colgate Medical, Ltd.
959,091	Term Loan, 6.01%, Maturing December 30, 2008	968,682
Community Health Systems, Inc.
7,169,056	Term Loan, 5.61%, Maturing August 19, 2011	7,268,376

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Concentra Operating Corpratio
$2,400,000	Term Loan, 6.05%, Maturing September 30, 2011	$2,430,751
Conmed Corp.
1,193,830	Term Loan, 6.28%, Maturing December 31, 2007	1,209,747
Davita Inc.
7,250,000	Term Loan, 6.38%, Maturing October 5, 2012	7,365,797
Encore Medical IHC, Inc.
1,464,792	Term Loan, 6.62%, Maturing October 4, 2010	1,481,271
Envision Worldwide, Inc.
1,285,556	Term Loan, 9.01%, Maturing September 30, 2010	1,291,983
FHC Health Systems, Inc.
928,571	Term Loan, 9.87%, Maturing December 18, 2009	951,786
650,000	Term Loan, 11.87%, Maturing December 18, 2009	663,000
500,000	Term Loan, 12.87%, Maturing February 7, 2011	507,500
Genoa Healthcare Group, LLC
384,000	Term Loan, 7.23%, Maturing August 12, 2012	389,520
Healthcare Partners, LLC
399,750	Term Loan, 5.82%, Maturing March 2, 2011	403,373
Healthsouth Corp.
922,688	Term Loan, 6.53%, Maturing June 14, 2007	928,166
260,000	Term Loan, 3.55%, Maturing March 21, 2010	261,544
Kinetic Concepts, Inc.
2,078,049	Term Loan, 5.78%, Maturing August 11, 2010	2,103,158
Knowledge Learning Corp.
3,769,727	Term Loan, 6.59%, Maturing January 7, 2012	3,790,147
Leiner Health Products, Inc.
982,563	Term Loan, 7.70%, Maturing May 27, 2011	981,948
Lifecare Holdings, Inc.
875,000	Term Loan, 6.13%, Maturing August 11, 2012	827,422
Lifepoint Hospitals, Inc.
4,076,483	Term Loan, 5.44%, Maturing April 15, 2012	4,106,694
Magellan Health Services, Inc.
1,111,111	Term Loan, 3.76%, Maturing August 15, 2008	1,123,611
1,513,889	Term Loan, 5.87%, Maturing August 15, 2008	1,530,920
National Mentor, Inc.
1,296,132	Term Loan, 6.25%, Maturing September 30, 2011	1,312,333
Renal Advantage, Inc.
350,000	Term Loan, 6.44%, Maturing October 5, 2012	354,047
Select Medical Holding Corp.
1,437,775	Term Loan, 5.57%, Maturing February 24, 2012	1,440,372
Sunrise Medical Holdings, Inc.
968,577	Term Loan, 7.12%, Maturing May 13, 2010	969,788
Talecris Biotherapeutics, Inc.
1,004,950	Term Loan, 7.08%, Maturing March 31, 2010	1,007,462
Team Health, Inc.
1,719,751	Term Loan, 6.77%, Maturing March 23, 2011	1,724,051

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Vanguard Health Holding Co., LLC
$2,220,738	Term Loan, 6.21%, Maturing September 23, 2011	$2,252,661
VWR International, Inc.
1,189,933	Term Loan, 6.69%, Maturing April 7, 2011	1,208,526
		$56,616,716
Home Furnishings — 1.6%
Knoll, Inc.
$1,890,000	Term Loan, 5.88%, Maturing October 3, 2012	$1,918,350
National Bedding Company, LLC
550,000	Term Loan, 8.99%, Maturing August 31, 2012	544,500
Sealy Mattress Co.
2,283,186	Term Loan, 5.73%, Maturing April 6, 2012	2,306,732
Simmons Co.
5,309,654	Term Loan, 5.96%, Maturing December 19, 2011	5,373,811
		$10,143,393
Industrial Equipment — 1.2%
Alliance Laundry Holdings, LLC
$963,050	Term Loan, 6.14%, Maturing January 27, 2012	$977,195
Douglas Dynamics Holdings, Inc.
992,500	Term Loan, 6.02%, Maturing December 16, 2010	1,004,906
Flowserve Corp.
2,150,000	Term Loan, 5.81%, Maturing August 10, 2012	2,181,579
Gleason Corp.
462,480	Term Loan, 6.74%, Maturing July 27, 2011	468,261
1,250,000	Term Loan, 9.42%, Maturing January 31, 2012	1,271,875
Itron, Inc.
540,541	Term Loan, 5.85%, Maturing December 17, 2010	544,933
Terex Corp.
798,481	Term Loan, 6.41%, Maturing June 30, 2009	809,960
		$7,258,709
Insurance — 1.0%
Alliant Resources Group, Inc.
$1,382,500	Term Loan, 7.58%, Maturing August 31, 2011	$1,392,869
CCC Information Services Group, Inc.
1,003,342	Term Loan, 6.83%, Maturing August 20, 2010	1,005,850
Conseco, Inc.
2,529,913	Term Loan, 5.97%, Maturing June 22, 2010	2,563,118
U.S.I. Holdings Corp.
1,245,588	Term Loan, 6.74%, Maturing August 11, 2008	1,251,037
		$6,212,874

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies — 8.4%
24 Hour Fitness Worldwide, Inc.
$1,675,000	Term Loan, 6.78%, Maturing June 8, 2012	$1,703,266
Alliance Atlantis Communications, Inc.
621,875	Term Loan, 5.83%, Maturing December 20, 2011	627,511
AMF Bowling Worldwide, Inc.
1,770,463	Term Loan, 6.76%, Maturing August 27, 2009	1,786,509
Cinemark, Inc.
1,970,000	Term Loan, 5.18%, Maturing March 31, 2011	1,995,610
Fender Musical Instruments Co.
705,000	Term Loan, 8.72%, Maturing March 30, 2012	712,050
Loews Cineplex Entertainment Corp.
5,052,353	Term Loan, 6.17%, Maturing July 30, 2011	5,085,512
Mega Blocks, Inc.
1,645,875	Term Loan, 5.88%, Maturing July 26, 2012	1,667,992
Metro-Goldwyn-Mayer Holdings, Inc.
10,065,000	Term Loan, 6.27%, Maturing April 8, 2012	10,162,510
Regal Cinemas Corp.
7,467,035	Term Loan, 6.02%, Maturing November 10, 2010	7,553,959
Riddell Bell Holdings, Inc.
495,000	Term Loan, 6.16%, Maturing September 30, 2011	503,044
Six Flags Theme Parks, Inc.
7,823,591	Term Loan, 6.71%, Maturing June 30, 2009	7,919,985
Universal City Development Partners, Ltd.
1,846,050	Term Loan, 6.01%, Maturing June 9, 2011	1,871,817
WMG Acquisition Corp.
875,000	Revolving Loan, 2.25%, Maturing February 28, 2010(2)	852,305
9,957,552	Term Loan, 5.85%, Maturing February 28, 2011	10,070,610
Yankees Holdings & YankeeNets, LLC
400,714	Term Loan, 6.36%, Maturing June 25, 2007	404,721
		$52,917,401
Lodging and Casinos — 5.0%
Alliance Gaming Corp.
$4,949,372	Term Loan, 6.77%, Maturing September 5, 2009	$4,949,372
Ameristar Casinos, Inc.
503,824	Term Loan, 6.06%, Maturing December 31, 2006	506,973
CCM Merger, Inc.
982,538	Term Loan, 5.93%, Maturing April 25, 2012	992,056
CNL Resort Hotel, L.P.
1,560,000	Term Loan, 6.52%, Maturing August 18, 2006	1,563,900
Globalcash Access, LLC
841,380	Term Loan, 6.33%, Maturing March 10, 2010	854,264
Green Valley Ranch Gaming, LLC
1,240,626	Term Loan, 6.02%, Maturing December 24, 2010	1,258,460

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Isle of Capri Casinos, Inc.
$2,257,938	Term Loan, 5.84%, Maturing February 4, 2012	$2,284,398
Marina District Finance Co., Inc.
2,754,188	Term Loan, 5.91%, Maturing October 14, 2011	2,777,138
Penn National Gaming, Inc.
6,570,000	Term Loan, 6.08%, Maturing October 3, 2012	6,660,337
Pinnacle Entertainment, Inc.
486,425	Term Loan, 7.04%, Maturing August 27, 2010	492,505
1,375,000	Term Loan, 7.09%, Maturing August 27, 2010	1,390,469
Resorts International Holdings, LLC
1,072,367	Term Loan, 6.53%, Maturing April 26, 2012	1,074,244
1,400,000	Term Loan, 10.27%, Maturing April 26, 2013	1,388,188
Venetian Casino Resort, LLC
3,433,304	Term Loan, 5.77%, Maturing June 15, 2011	3,465,759
707,898	Term Loan, 5.77%, Maturing June 15, 2011	714,590
Wynn Las Vegas, LLC
1,225,000	Term Loan, 6.20%, Maturing December 14, 2011	1,239,547
		$31,612,200
Nonferrous Metals / Minerals — 2.3%
Carmeuse Lime, Inc.
$614,250	Term Loan, 6.00%, Maturing May 2, 2011	$618,857
Compass Minerals Group, Inc.
75,365	Term Loan, 6.47%, Maturing November 28, 2009	75,679
Foundation Coal Corp.
1,378,457	Term Loan, 5.85%, Maturing July 30, 2011	1,403,059
ICG, LLC
1,831,502	Term Loan, 6.69%, Maturing November 5, 2010	1,843,712
International Mill Service, Inc.
2,000,000	Term Loan, 10.09%, Maturing October 26, 2011	2,030,000
Magnequench International, Inc.
2,275,000	Term Loan, 7.36%, Maturing August 31, 2009	2,280,687
Murray Energy Corp.
925,350	Term Loan, 6.86%, Maturing January 28, 2010	931,712
Novelis, Inc.
1,340,754	Term Loan, 5.46%, Maturing January 6, 2012	1,356,780
2,329,295	Term Loan, 5.46%, Maturing January 6, 2012	2,357,137
Trout Coal Holdings, LLC
1,400,000	Term Loan, 10.00%, Maturing March 23, 2012	1,412,250
		$14,309,873
Oil & Gas — 0.2%
Dresser Rand Group, Inc.
$1,099,385	Term Loan, 6.08%, Maturing October 29, 2011	$1,117,937
		$1,117,937

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas — 4.1%
Coffeyville Resources, LLC
$850,000	Term Loan, 10.81%, Maturing June 24, 2013	$878,687
Dresser, Inc.
1,132,534	Term Loan, 6.59%, Maturing March 31, 2007	1,143,860
El Paso Corp.
1,973,625	Term Loan, 5.27%, Maturing November 23, 2009	1,988,291
3,236,745	Term Loan, 6.81%, Maturing November 23, 2009	3,264,843
Epco Holdings, Inc.
1,905,000	Term Loan, 6.42%, Maturing August 18, 2010	1,932,215
Kerr-McGee Corp.
1,648,500	Term Loan, 6.26%, Maturing May 24, 2007	1,653,210
4,274,288	Term Loan, 6.51%, Maturing May 24, 2011	4,294,056
Key Energy Services, Inc.
1,195,000	Term Loan, 7.02%, Maturing June 30, 2012(2)	1,213,672
LB Pacific, L.P.
1,014,900	Term Loan, 6.80%, Maturing March 3, 2012	1,033,929
Lyondell-Citgo Refining, L.P.
2,653,912	Term Loan, 5.51%, Maturing May 21, 2007	2,693,721
Universal Compression, Inc.
1,029,825	Term Loan, 5.59%, Maturing February 15, 2012	1,042,698
Williams Production RMT Co.
4,666,875	Term Loan, 6.20%, Maturing May 30, 2008	4,729,588
		$25,868,770
Publishing — 6.3%
American Media Operations, Inc.
$550,665	Term Loan, 6.81%, Maturing April 1, 2007	$557,318
3,725,461	Term Loan, 6.81%, Maturing April 1, 2008	3,770,476
CBD Media, LLC
2,134,007	Term Loan, 6.44%, Maturing December 31, 2009	2,166,017
Dex Media East, LLC
5,483,739	Term Loan, 5.78%, Maturing May 8, 2009	5,515,869
Dex Media West, LLC
4,234,823	Term Loan, 5.75%, Maturing March 9, 2010	4,260,114
Freedom Communications
1,155,767	Term Loan, 5.38%, Maturing May 18, 2012	1,166,458
Herald Media, Inc.
279,852	Term Loan, 6.78%, Maturing July 22, 2011	281,776
625,000	Term Loan, 9.78%, Maturing January 22, 2012	633,203
Liberty Group Operating, Inc.
1,331,372	Term Loan, 6.19%, Maturing February 28, 2012	1,344,963
Merrill Communications, LLC
1,313,687	Term Loan, 6.58%, Maturing July 30, 2009	1,331,340
Morris Publishing Group, LLC
423,500	Term Loan, 5.56%, Maturing September 30, 2010	428,132
655,050	Term Loan, 5.81%, Maturing March 31, 2011	658,325

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
Nebraska Book Co., Inc.
$1,438,100	Term Loan, 6.70%, Maturing March 4, 2011	$1,450,683
R.H. Donnelley Corp.
174,444	Term Loan, 5.81%, Maturing December 31, 2009	175,652
5,307,950	Term Loan, 5.70%, Maturing June 30, 2011	5,349,803
Source Media, Inc.
1,342,118	Term Loan, 6.27%, Maturing November 8, 2011	1,361,411
250,000	Term Loan, 9.29%, Maturing August 30, 2012	254,297
SP Newsprint Co.
3,866,667	Term Loan, 4.03%, Maturing January 9, 2010	3,929,500
1,575,000	Term Loan, 6.53%, Maturing January 9, 2010	1,600,594
Sun Media Corp.
1,275,458	Term Loan, 6.24%, Maturing February 7, 2009	1,289,807
Xsys US, Inc.
1,122,229	Term Loan, 6.77%, Maturing December 31, 2012	1,132,049
1,146,271	Term Loan, 7.27%, Maturing December 31, 2013	1,163,465
		$39,821,252
Radio and Television — 5.3%
Adams Outdoor Advertising, L.P.
$1,416,251	Term Loan, 6.20%, Maturing November 18, 2012	$1,437,495
ALM Media Holdings, Inc.
1,124,350	Term Loan, 6.52%, Maturing March 5, 2010	1,126,224
DirecTV Holdings, LLC
3,896,667	Term Loan, 5.43%, Maturing April 13, 2013	3,935,633
Entravision Communications Corp.
1,325,000	Term Loan, 5.55%, Maturing September 29, 2013	1,336,594
Gray Television, Inc.
1,147,125	Term Loan, 5.35%, Maturing December 31, 2012	1,153,220
HIT Entertainment, Inc.
525,000	Term Loan, 6.11%, Maturing March 20, 2012	528,937
NEP Supershooters, L.P.
1,916,927	Term Loan, 12.02%, Maturing August 3, 2011	1,907,343
Nexstar Broadcasting, Inc.
1,831,593	Term Loan, 5.77%, Maturing October 1, 2012	1,844,566
1,864,470	Term Loan, 5.77%, Maturing October 1, 2012	1,877,676
PanAmSat Corp.
5,090,617	Term Loan, 6.11%, Maturing August 20, 2011	5,162,206
Patriot Media and Communications CNJ, LLC
500,000	Term Loan, 9.00%, Maturing October 6, 2013	510,469
Rainbow National Services, LLC
2,772,954	Term Loan, 6.63%, Maturing March 31, 2012	2,801,551
Raycom TV Broadcasting, Inc.
2,275,000	Term Loan, 6.06%, Maturing February 24, 2012	2,292,062
Spanish Broadcasting System, Inc.
1,200,000	Term Loan, 7.51%, Maturing June 10, 2013	1,218,000

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Susquehanna Media Co.
$5,223,750	Term Loan, 5.98%, Maturing March 31, 2012	$5,254,769
Young Broadcasting, Inc.
733,163	Term Loan, 5.77%, Maturing November 3, 2012	739,425
		$33,126,170
Rail Industries — 0.6%
Kansas City Southern Industries, Inc.
$684,825	Term Loan, 5.34%, Maturing March 30, 2008	$691,888
Railamerica, Inc.
219,389	Term Loan, 5.88%, Maturing September 29, 2011	223,228
2,605,909	Term Loan, 5.90%, Maturing September 29, 2011	2,651,513
		$3,566,629
Retailers (Except Food and Drug) — 4.6%
Advance Stores Company, Inc.
$1,511,413	Term Loan, 5.52%, Maturing September 30, 2010	$1,533,139
896,191	Term Loan, 5.66%, Maturing September 30, 2010	909,074
Alimentation Couche-Tard, Inc.
1,203,061	Term Loan, 5.69%, Maturing December 17, 2010	1,218,099
American Achievement Corp.
626,695	Term Loan, 6.52%, Maturing March 25, 2011	629,829
Amscan Holdings, Inc.
989,975	Term Loan, 6.72%, Maturing April 30, 2012	996,162
Coinmach Laundry Corp.
2,151,547	Term Loan, 6.97%, Maturing July 25, 2009	2,182,475
FTD, Inc.
2,407,091	Term Loan, 6.19%, Maturing February 28, 2011	2,441,693
Harbor Freight Tools USA, Inc.
2,086,316	Term Loan, 6.30%, Maturing July 15, 2010	2,113,438
Home Interiors & Gifts, Inc.
1,090,861	Term Loan, 9.09%, Maturing March 31, 2011	1,002,228
Josten's Corp.
3,942,500	Term Loan, 5.94%, Maturing October 4, 2010	4,008,415
Mapco Express, Inc.
607,478	Term Loan, 8.50%, Maturing April 28, 2011	615,451
Movie Gallery, Inc.
1,062,337	Term Loan, 7.83%, Maturing April 27, 2011	1,041,201
Neiman Marcus Group, Inc.
975,000	Term Loan, 6.48%, Maturing April 5, 2013	981,337
Oriental Trading Co., Inc.
900,163	Term Loan, 6.31%, Maturing August 4, 2010	905,226
Petro Stopping Center, L.P.
531,250	Term Loan, 5.94%, Maturing February 9, 2007	537,891

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Rent-A-Center, Inc.
$1,984,925	Term Loan, 5.46%, Maturing June 30, 2010	$2,009,488
Savers, Inc.
1,074,943	Term Loan, 7.65%, Maturing August 4, 2009	1,084,349
1,000,000	Term Loan, 12.22%, Maturing August 4, 2010	1,012,500
Stewert Enterprises, Inc.
424,963	Term Loan, 5.60%, Maturing November 19, 2011	430,541
Travelcenters of America, Inc.
3,090,000	Term Loan, 5.71%, Maturing November 30, 2008	3,126,694
		$28,779,230
Surface Transport — 0.5%
Horizon Lines, LLC
$938,125	Term Loan, 6.27%, Maturing July 7, 2011	$952,783
Sirva Worldwide, Inc.
2,482,353	Term Loan, 7.53%, Maturing December 1, 2010	2,386,782
		$3,339,565
Telecommunications — 5.6%
AAT Communications Corp.
$1,230,000	Term Loan, 6.61%, Maturing July 29, 2013	$1,249,219
Alaska Communications Systems Holdings, Inc.
990,000	Term Loan, 6.02%, Maturing February 1, 2011	1,004,355
Centennial Cellular Operating Co., LLC
4,777,250	Term Loan, 6.34%, Maturing February 9, 2011	4,815,210
Cincinnati Bell, Inc.
650,000	Term Loan, 5.38%, Maturing August 31, 2012	654,469
Consolidated Communications, Inc.
2,563,752	Term Loan, 6.17%, Maturing July 27, 2015	2,599,004
D&E Communications, Inc.
982,342	Term Loan, 5.86%, Maturing December 31, 2011	990,937
Fairpoint Communications, Inc.
2,230,000	Term Loan, 5.81%, Maturing February 8, 2012	2,255,366
Hawaiian Telcom Communications, Inc.
750,000	Term Loan, 6.28%, Maturing October 31, 2012	759,258
Intelsat, Ltd.
1,000,000	Term Loan, 5.81%, Maturing July 28, 2011	1,010,417
Iowa Telecommunications Services
2,616,000	Term Loan, 5.71%, Maturing November 23, 2011	2,645,838
IPC Acquisition Corp.
470,000	Term Loan, 6.83%, Maturing August 5, 2011	472,742
Madison River Capital, LLC
535,000	Term Loan, 6.59%, Maturing July 31, 2012	542,914
NTelos, Inc.
1,210,850	Term Loan, 6.53%, Maturing February 18, 2011	1,221,445

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Qwest Corp.
$4,000,000	Term Loan, 8.53%, Maturing June 4, 2007	$4,130,832
SBA Senior Finance, Inc.
3,746,941	Term Loan, 7.89%, Maturing October 31, 2008	3,761,772
Stratos Global Corp.
1,063,000	Term Loan, 6.27%, Maturing December 3, 2011	1,066,655
Triton PCS, Inc.
1,523,488	Term Loan, 7.34%, Maturing November 18, 2009	1,538,960
Valor Telecom Enterprise, LLC
2,373,167	Term Loan, 5.80%, Maturing February 14, 2012	2,405,373
Westcom Corp.
833,984	Term Loan, 6.99%, Maturing December 17, 2010	839,718
1,000,000	Term Loan, 11.24%, Maturing May 17, 2011	1,019,375
		$34,983,859
Utilities — 4.2%
Allegheny Energy Supply Co., LLC
$3,254,342	Term Loan, 5.79%, Maturing March 8, 2011	$3,293,394
Cellnet Technology, Inc.
583,538	Term Loan, 7.17%, Maturing April 26, 2012	587,914
Cogentrix Delaware Holdings, Inc.
1,452,458	Term Loan, 5.78%, Maturing April 14, 2012	1,472,278
Covanta Energy Corp.
1,050,407	Term Loan, 3.86%, Maturing June 24, 2012	1,065,506
847,470	Term Loan, 6.96%, Maturing June 24, 2012	859,652
725,000	Term Loan, 9.52%, Maturing June 24, 2013	725,906
Energy Transfer Company, L.P.
1,610,000	Term Loan, 6.81%, Maturing June 16, 2008	1,625,496
KGen, LLC
895,500	Term Loan, 6.65%, Maturing August 5, 2011	894,381
La Paloma Generating Co., LLC
52,459	Term Loan, 5.75%, Maturing August 16, 2012	52,944
320,000	Term Loan, 5.77%, Maturing August 16, 2012	322,960
25,486	Term Loan, 5.77%, Maturing August 16, 2012	25,722
NRG Energy, Inc.
2,023,982	Term Loan, 3.92%, Maturing December 24, 2011	2,038,318
2,554,941	Term Loan, 5.90%, Maturing December 24, 2011	2,573,038
Petrohawk Energy Corp.
1,315,000	Term Loan, 8.50%, Maturing July 28, 2010	1,323,219
Pike Electric, Inc.
297,736	Term Loan, 6.19%, Maturing July 1, 2012	301,458
691,755	Term Loan, 6.25%, Maturing July 1, 2012	700,402
Plains Resources, Inc.
1,662,858	Term Loan, 5.85%, Maturing July 23, 2010	1,688,841

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Reliant Energy, Inc.
$1,496,561	Term Loan, 6.11%, Maturing December 22, 2010	$1,503,108
Texas Genco, LLC
1,454,858	Term Loan, 5.88%, Maturing December 14, 2011	1,462,132
3,513,436	Term Loan, 5.88%, Maturing December 14, 2011	3,531,003
		$26,047,672
	Total Senior, Floating Rate Interests (identified cost $845,822,789)	$852,693,082
Corporate Bonds & Notes — 16.0%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.2%
Argo Tech Corp., Sr. Notes
$840	9.25%, 6/1/11	$869,400
BE Aerospace, Sr. Sub. Notes, Series B
60	8.00%, 3/1/08	60,150
Sequa Corp.
500	8.875%, 4/1/08	515,000
Standard Aero Holdings, Inc., Sr. Sub. Notes
30	8.25%, 9/1/14	28,650
		$1,473,200
Air Transport — 0.3%
American Airlines
$750	7.80%, 10/1/06	$715,364
AMR Corp.
175	9.00%, 8/1/12	121,625
Continental Airlines
668	7.033%, 6/15/11	603,476
Delta Airlines Notes
1,000	7.90%, 12/15/09(3)	182,500
		$1,622,965
Automotive — 0.9%
Altra Industrial Motion, Inc.
$60	9.50%, 12/1/11(4)	$58,500
Commercial Vehicle Group, Inc., Sr. Notes
100	8.00%, 7/1/13(4)	98,500
Dana Credit Corp.
100	8.375%, 8/15/07(4)	97,500

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Automotive (continued)
Ford Motor Credit Co.
$1,055	7.875%, 6/15/10	$1,016,479
Ford Motor Credit Co., Variable Rate
690	7.26%, 11/2/07	686,061
General Motors Acceptance Corp.
45	6.125%, 9/15/06	44,878
40	7.00%, 2/1/12	38,851
1,000	8.00%, 11/1/31	1,035,209
Keystone Automotive Operations, Inc., Sr. Sub. Notes
1,320	9.75%, 11/1/13	1,290,300
Metaldyne Corp., Sr. Notes
575	11.00%, 11/1/13(4)	520,375
Tenneco Automotive, Inc., Series B
255	10.25%, 7/15/13	276,675
Tenneco Automotive, Inc., Sr. Sub Notes
255	8.625%, 11/15/14	244,800
Visteon Corp., Sr. Notes
180	8.25%, 8/1/10	167,175
		$5,575,303
Brokers / Dealers / Investment Houses — 0.0%
E*Trade Financial Corp., Sr. Notes
$75	8.00%, 6/15/11	$76,500
Residential Capital Corp.
155	6.875%, 6/30/15(4)	163,478
		$239,978
Building and Development — 0.6%
Coleman Cable, Inc., Sr. Notes
$105	9.875%, 10/1/12	$95,025
General Cable Corp., Sr. Notes
80	9.50%, 11/15/10	84,800
Interface, Inc.
500	10.375%, 2/1/10	541,250
Interline Brands, Inc., Sr. Sub. Notes
487	11.50%, 5/15/11	543,005
MAAX Corp., Sr. Sub. Notes
115	9.75%, 6/15/12	91,425
Mueller Group, Inc., Sr. Sub. Notes
635	10.00%, 5/1/12	669,925
Mueller Holdings, Inc., Disc. Notes
295	14.75%, 4/15/14	216,825
Nortek, Inc., Sr. Sub Notes
465	8.50%, 9/1/14	446,400

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
NTK Holdings, Inc., Sr. Disc. Notes
$225	10.75%, 3/1/14	$136,125
Panolam Industries International, Sr. Sub. Notes
200	10.75%, 10/1/13(4)	195,000
Ply Gem Industries, Inc., Sr. Sub. Notes
500	9.00%, 2/15/12(4)	407,500
RMCC Acquisition Co., Sr. Sub. Notes
400	9.50%, 11/1/12(4)	408,000
Stanley-Martin Co.
80	9.75%, 8/15/15(4)	74,000
		$3,909,280
Business Equipment and Services — 0.4%
Hydrochem Industrial Services, Inc., Sr. Sub Notes
$185	9.25%, 2/15/13(4)	$170,200
Knowledge Learning Center, Sr. Sub. Notes
160	7.75%, 2/1/15(4)	149,600
Norcross Safety Products LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
40	9.875%, 8/15/11	42,800
NSP Holdings LLC/NSP Holdings Capital Corp., Sr. Notes
272	11.75%, 1/1/12	272,152
Safety Products Holdings, Sr. Notes (PIK)
90	11.75%, 1/1/12(4)	90,075
Sungard Data Systems, Inc., Sr. Notes
400	9.125%, 8/15/13(4)	408,000
Sungard Data Systems, Inc., Sr. Notes, Variable Rate
100	8.525%, 8/15/13(4)	103,000
Sungard Data Systems, Inc., Sr. Sub. Notes
340	10.25%, 8/15/15(4)	338,725
United Rentals North America, Inc.
75	6.50%, 2/15/12	72,281
United Rentals North America, Inc., Sr. Sub. Notes
700	7.00%, 2/15/14	647,500
		$2,294,333
Cable and Satellite Television — 1.3%
CCO Holdings LLC / Capital Corp., Sr. Notes
$730	8.75%, 11/15/13(4)	$706,275
Charter Communications Holdings II, LLC, Sr. Notes
230	10.25%, 9/15/10	231,725
CSC Holdings, Inc., Sr. Notes
290	6.75%, 4/15/12(4)	281,300
CSC Holdings, Inc., Sr. Notes, Series B
100	7.625%, 4/1/11	100,750

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Cable and Satellite Television (continued)
CSC Holdings, Inc., Sr. Sub. Notes
$475	10.50%, 5/15/16	$511,812
Insight Communications, Sr. Disc. Notes
400	12.25%, 2/15/11	413,000
Kabel Deutschland GMBH
485	10.625%, 7/1/14(4)	524,406
Ono Finance PLC, Sr. Notes
85	14.00%, 2/15/11	92,969
Paxson Communications Corp., Variable Rate
4,000	6.90%, 1/15/10(4)	4,010,000
UGS Corp.
1,060	10.00%, 6/1/12	1,163,350
		$8,035,587
Chemicals and Plastics — 0.9%
Avecia Group PLC
$11	11.00%, 7/1/09	$11,385
BCP Crystal Holdings Corp., Sr. Sub Notes
312	9.625%, 6/15/14	344,760
Borden U.S. Finance/Nova Scotia Finance, Sr. Notes
175	9.00%, 7/15/14(4)	173,031
Crystal US Holdings/US Holdings 3, LLC, Sr. Disc. Notes, Series B
312	10.50%, 10/1/14	217,620
Huntsman LLC
272	11.625%, 10/15/10	309,400
Innophos, Inc., Sr. Sub. Notes
35	8.875%, 8/15/14(4)	35,175
Lyondell Chemical Co., Sr. Notes
938	10.50%, 6/1/13	1,068,147
Nalco Co., Sr. Sub. Notes
605	8.875%, 11/15/13	620,881
Nova Chemicals Corp., Sr. Notes, Variable Rate
295	7.561%, 11/15/13(4)	299,425
OM Group, Inc.
1,765	9.25%, 12/15/11	1,707,637
Polyone Corp., Sr. Notes
275	10.625%, 5/15/10	270,875
PQ Corp.
80	7.50%, 2/15/13(4)	74,000
Rhodia SA, Sr. Notes
110	10.25%, 6/1/10	117,700
Solo Cup Co., Sr. Sub. Notes
175	8.50%, 2/15/14	144,375
		$5,394,411

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles — 0.4%
Collins & Aikman Floor Cover
$300	9.75%, 2/15/10	$282,000
Levi Strauss & Co., Sr. Notes
665	12.25%, 12/15/12	733,162
230	9.75%, 1/15/15	233,450
Levi Strauss & Co., Sr. Notes, Variable Rate
185	8.804%, 4/1/12	184,537
Oxford Industries, Inc., Sr. Notes
570	8.875%, 6/1/11	587,100
Perry Ellis International, Inc., Sr. Sub. Notes
145	8.875%, 9/15/13	146,812
Phillips Van-Heusen, Sr. Notes
155	7.25%, 2/15/11	157,325
Quiksilver, Inc., Sr. Notes
140	6.875%, 4/15/15(4)	130,550
		$2,454,936
Conglomerates — 0.1%
Amsted Industries, Inc., Sr. Notes
$615	10.25%, 10/15/11(4)	$661,125
Goodman Global Holdings, Sr. Notes, Variable Rate
40	6.41%, 6/15/12(4)	39,400
Polypore, Inc., Sr. Sub Notes
30	8.75%, 5/15/12	26,550
		$727,075
Containers and Glass Products — 0.2%
Intertape Polymer US, Inc., Sr. Sub. Notes
$315	8.50%, 8/1/14	$304,011
Pliant Corp. (PIK)
851	11.625%, 6/15/09(4)	886,222
		$1,190,233
Cosmetics / Toiletries — 0.1%
Aearo Co. I, Sr. Sub. Notes
$155	8.25%, 4/15/12	$155,000
Samsonite Corp., Sr. Sub. Notes
225	8.875%, 6/1/11(5)	232,875
WH Holdings Ltd./WH Capital Corp., Sr. Notes
105	9.50%, 4/1/11	114,450
		$502,325

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Ecological Services and Equipment — 0.3%
Aleris International, Inc.
$140	10.375%, 10/15/10	$153,650
163	9.00%, 11/15/14	167,075
Allied Waste North America, Series B
370	8.875%, 4/1/08	387,575
Allied Waste North America, Sr. Notes, Series B
565	8.50%, 12/1/08	590,425
Waste Services, Inc., Sr. Sub Notes
390	9.50%, 4/15/14	388,050
		$1,686,775
Electronics / Electrical — 0.3%
Advanced Micro Devices, Inc., Senior Notes
$580	7.75%, 11/1/12	$582,900
Amkor Technologies, Inc., Sr. Notes
130	7.125%, 3/15/11	113,100
750	7.75%, 5/15/13	643,125
CPI Holdco, Inc., Sr. Notes, Variable Rate
95	9.672%, 2/1/15	93,600
Stratus Technologies, Inc., Sr. Notes
175	10.375%, 12/1/08	177,625
		$1,610,350
Equipment Leasing — 0.1%
Greenbrier Companies, Inc. (The)
$370	8.375%, 5/15/15	$382,025
		$382,025
Financial Intermediaries — 1.6%
Alzette, Variable Rate
$750	8.691%, 12/15/20(4)	$770,400
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
760	5.78%, 2/24/19(4)	762,508
Babson Ltd., Series 2005-1A, Class C1, Variable Rate
1,000	6.10%, 4/15/19(4)	1,000,000
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	6.20%, 1/15/19(4)	1,000,000
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,000	6.782%, 8/11/16(4)	1,000,000
Centurion CDO 8 Ltd., Series 2005 8A, Class D, Variable Rate
1,000	8.297%, 3/8/17	1,000,000
Centurion CDO 9 Ltd., Series 2005-9A
750	0.00%, 7/17/19	750,000

Principal Amount (000's omitted)	Security	Value
Financial Intermediaries (continued)
Dryden Leveraged Loan, Series 2004-6A, Class C1, Variable Rate
$1,500	4.055%, 7/30/16(4)	$1,509,375
First CLO, Ltd., Sr. Sub. Notes, Variable Rate
1,000	5.48%, 7/27/16(4)	1,000,000
Stanfield Vantage Ltd., Series 2005-1A, Class D, Variable Rate
1,000	5.337%, 3/21/17(4)	1,006,400
		$9,798,683
Food Products — 0.4%
American Seafood Group, LLC
$30	10.125%, 4/15/10	$31,800
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
400	11.50%, 11/1/11	310,000
Pierre Foods, Inc., Sr. Sub. Notes
320	9.875%, 7/15/12	324,800
Pinnacle Foods Holdings Corp., Sr. Sub. Notes
2,185	8.25%, 12/1/13	2,032,050
United Agricultural Products, Sr. Notes
86	8.25%, 12/15/11	90,730
		$2,789,380
Food / Drug Retailers — 0.0%
Rite Aid Corp.
$130	7.125%, 1/15/07	$130,650
190	8.125%, 5/1/10	190,950
		$321,600
Forest Products — 0.6%
Caraustar Industries, Inc.
$40	7.375%, 6/1/09	$38,600
Caraustar Industries, Inc., Sr. Sub. Notes
920	9.875%, 4/1/11	906,200
Domtar, Inc.
290	7.125%, 8/1/15	246,500
Georgia-Pacific Corp.
65	9.50%, 12/1/11	75,725
JSG Funding PLC, Sr. Notes
180	9.625%, 10/1/12	173,700
Newark Group, Inc., Sr. Sub. Notes
470	9.75%, 3/15/14	406,550
NewPage Corp.
525	10.00%, 5/1/12	480,375
Norske Skog Canada Ltd., Sr. Notes, Series D
60	8.625%, 6/15/11	58,200

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Forest Products (continued)
Stone Container Corp., Sr. Notes
$700	9.25%, 2/1/08	$715,750
Stone Container Finance Canada
750	7.375%, 7/15/14	669,375
		$3,770,975
Healthcare — 1.2%
AMR HoldCo, Inc., Sr. Sub. Notes
$250	10.00%, 2/15/15(4)	$273,750
Healthsouth Corp., Sr. Notes
280	7.375%, 10/1/06	280,700
Inverness Medical Innovations, Inc., Sr. Sub. Notes
1,565	8.75%, 2/15/12	1,604,125
Medical Device Manufacturing, Inc., Series B
235	10.00%, 7/15/12	276,125
National Mentor, Inc., Sr. Sub. Notes
225	9.625%, 12/1/12(4)	232,875
Quintiles Transnational Corp., Sr. Sub. Notes
2,000	10.00%, 10/1/13	2,217,500
Res-Care, Inc., Sr. Notes
195	7.75%, 10/15/13(4)	196,950
Service Corp. International, Sr. Notes
400	7.00%, 6/15/17(4)	399,000
Tenet Healthcare Corp., Sr. Notes
500	9.25%, 2/1/15(4)	476,250
US Oncology, Inc.
220	9.00%, 8/15/12	233,200
425	10.75%, 8/15/14	470,687
Vanguard Health Holding Co. II LLC, Sr. Sub. Notes
475	9.00%, 10/1/14	497,562
Ventas Realty LP/ Ventas Capital Corp.
140	7.125%, 6/1/15	145,250
VWR International, Inc., Sr. Sub. Notes
385	8.00%, 4/15/14	375,375
		$7,679,349
Home Furnishings — 0.0%
Fedders North America, Inc.
$240	9.875%, 3/1/14	$178,200
		$178,200
Industrial Equipment — 0.3%
Case New Holland, Inc., Sr. Notes
$40	9.25%, 8/1/11	$42,300

Principal Amount (000's omitted)	Security	Value
Industrial Equipment (continued)
Chart Industries, Inc., Sr. Sub. Notes
$195	9.125%, 10/15/15(4)	$194,025
Milacron Escrow Corp.
355	11.50%, 5/15/11	307,075
Thermadyne Holdings Corp., Sr. Sub. Notes
1,345	9.25%, 2/1/14	1,210,500
		$1,753,900
Leisure Goods / Activities / Movies — 0.4%
AMC Entertainment, Inc., Sr. Sub. Notes
$210	9.875%, 2/1/12	$201,600
Loews Cineplex Entertainment Corp.
600	9.00%, 8/1/14	580,500
Marquee Holdings, Inc., Sr. Disc. Notes
590	12.00%, 8/15/14(4)	358,425
Six Flags Theme Parks, Inc., Sr. Notes
535	8.875%, 2/1/10	533,662
Universal City Development Partners, Sr. Notes
245	11.75%, 4/1/10	275,931
Universal City Florida Holding, Sr. Notes
55	8.375%, 5/1/10	56,650
Universal City Florida, Sr. Notes, Variable Rate
340	8.443%, 5/1/10	349,775
		$2,356,543
Lodging and Casinos — 0.8%
CCM Merger, Inc.
$235	8.00%, 8/1/13(4)	$233,825
Chukchansi EDA, Sr. Notes
120	8.00%, 11/15/13(4)	120,000
Chukchansi EDA, Sr. Notes, Variable Rate
280	8.06%, 11/15/12(4)	280,000
Felcor Lodging L.P., Sr. Notes, Variable Rate
140	7.78%, 6/1/11	144,725
Host Marriot L.P., Series O
30	6.375%, 3/15/15	29,250
Inn of the Mountain Gods, Sr. Notes
525	12.00%, 11/15/10	564,375
Kerzner International, Sr. Sub Note
1,080	6.75%, 10/1/15(4)	1,031,400
Majestic Star Casino LLC
465	9.50%, 10/15/10	457,444
Meristar Hospitality Operations/Finance
280	10.50%, 6/15/09	297,150

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
$95	8.00%, 4/1/12	$99,394
OED Corp./Diamond Jo LLC
355	8.75%, 4/15/12	346,125
San Pasqual Casino
305	8.00%, 9/15/13(4)	305,000
Seneca Gaming Corp., Sr. Notes
130	7.25%, 5/1/12	133,412
70	7.25%, 5/1/12(4)	71,837
Station Casinos, Sr. Sub. Notes
215	6.875%, 3/1/16	217,687
Trump Entertainment Resorts, Inc.
840	8.50%, 6/1/15	817,950
Wynn Las Vegas, LLC/Corp.
105	6.625%, 12/1/14	100,537
		$5,250,111
Nonferrous Metals / Minerals — 0.1%
Alpha Natural Resources, Sr. Notes
$135	10.25%, 6/1/12	$149,175
Novelis, Inc., Sr. Notes
245	7.50%, 2/15/15(4)	224,787
		$373,962
Oil and Gas — 0.4%
Aventine Renewable Energy Holdings, Inc., Variable Rate
$100	9.41%, 12/15/11(4)	$104,500
Clayton Williams Energy, Inc., Sr. Notes
95	7.75%, 8/1/13(4)	92,150
Coastal Corp., Sr. Debs.
225	9.625%, 5/15/12	248,625
El Paso Corp.
140	6.95%, 12/15/07	141,575
El Paso Corp., Sr. Notes
155	7.625%, 8/16/07	158,100
El Paso Production Holding Co.
50	7.75%, 6/1/13	51,750
Giant Industries
225	8.00%, 5/15/14	234,000
Hanover Compressor Co., Sr. Sub. Notes
680	0.00%, 3/31/07	603,500
Hanover Equipment Trust, Series B
135	8.75%, 9/1/11	143,775
Ocean Rig Norway AS, Sr. Notes
100	8.375%, 7/1/13(4)	107,875

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Parker Drilling Co., Sr. Notes
$100	9.625%, 10/1/13	$113,500
Petrobras International Finance Co.
50	7.75%, 9/15/14	53,250
Transmontaigne, Inc., Sr. Sub. Notes
175	9.125%, 6/1/10	174,125
United Refining Co., Sr. Notes
410	10.50%, 8/15/12	434,600
Williams Cos., Inc. (The)
80	8.75%, 3/15/32	92,700
		$2,754,025
Publishing — 0.3%
American Media Operations, Inc., Series B
$745	10.25%, 5/1/09	$709,612
CBD Media, Inc., Sr. Sub. Notes
125	8.625%, 6/1/11	127,500
Dex Media West LLC, Sr. Sub. Notes
87	9.875%, 8/15/13	96,352
Houghton Mifflin Co., Sr. Sub. Notes
1,245	9.875%, 2/1/13	1,291,688
		$2,225,152
Radio and Television — 1.0%
Advanstar Communications, Inc.
$1,000	10.75%, 8/15/10	$1,112,500
CanWest Media, Inc.
464	8.00%, 9/15/12	488,133
Emmis Communications Corp., Sr. Notes, Variable Rate
3,000	9.745%, 6/15/12	3,022,500
LBI Media, Inc.
165	10.125%, 7/15/12	176,138
Nexstar Finance Holdings LLC, Inc., Sr. Disc. Notes
110	11.375%, 4/1/13	79,750
Nextmedia Operating, Inc.
100	10.75%, 7/1/11	109,125
Paxson Communications Corp.
105	10.75%, 7/15/08	103,163
Rainbow National Services, LLC, Sr. Notes
180	8.75%, 9/1/12(4)	189,900
Rainbow National Services, LLC, Sr. Sub. Debs.
645	10.375%, 9/1/14(4)	712,725
Sirius Satellite Radio, Sr. Notes
480	9.625%, 8/1/13(4)	456,600
		$6,450,534

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Rail Industries — 0.0%
TFM SA de C.V., Sr. Notes
$85	12.50%, 6/15/12	$98,600
		$98,600
Retailers (Except Food and Drug) — 0.5%
Affinity Group, Inc., Sr. Sub. Notes
$1,190	9.00%, 2/15/12	$1,184,050
GSC Holdings Corp.
815	8.00%, 10/1/12(4)	796,663
GSC Holdings Corp., Variable Rate
485	7.895%, 10/1/11(4)	487,425
Neiman Marcus Group, Inc., Sr. Notes
80	9.00%, 10/15/15(4)	79,000
Neiman Marcus Group, Inc., Sr. Sub. Notes
485	10.375%, 10/15/15(4)	470,450
		$3,017,588
Steel — 0.0%
Ispat Inland ULC, Sr. Notes
$199	9.75%, 4/1/14	$225,865
		$225,865
Surface Transport — 0.1%
Horizon Lines, LLC
$217	9.00%, 11/1/12	$231,376
OMI Corp., Sr. Notes
30	7.625%, 12/1/13	30,900
Quality Distribution LLC/ QD Capital Corp., Variable Rate
130	8.65%, 1/15/12(4)	125,613
		$387,889
Telecommunications — 2.0%
AirGate PCS, Inc., Variable Rate
$105	7.90%, 10/15/11	$108,150
Alamosa Delaware, Inc., Sr. Disc. Notes
180	12.00%, 7/31/09	198,000
Alamosa Delaware, Inc., Sr. Notes
515	11.00%, 7/31/10	572,938
Centennial Cellular Operating Co., Sr. Notes
485	10.125%, 6/15/13	544,413
Digicel Ltd., Sr. Notes
100	9.25%, 9/1/12(4)	103,500
Inmarsat Finance PLC
269	7.625%, 6/30/12	273,371

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate
$435	8.695%, 1/15/12(4)	$442,613
Intelsat Ltd., Sr. Notes
1,085	5.25%, 11/1/08	998,200
IWO Holdings, Inc.
200	10.75%, 1/15/15	144,000
LCI International, Inc., Sr. Notes
905	7.25%, 6/15/07	898,213
New Skies Satellites NV, Sr. Notes
350	9.125%, 11/1/12	357,000
New Skies Satellites NV, Sr. Notes, Variable Rate
195	9.573%, 11/1/11	200,850
Qwest Capital Funding, Inc.
375	7.75%, 8/15/06	382,500
180	6.375%, 7/15/08	175,950
Qwest Communications International, Inc.
95	7.25%, 2/15/11	92,863
Qwest Communications International, Inc., Sr. Notes
690	7.50%, 2/15/14(4)	664,125
Qwest Corp., Sr. Notes
140	7.625%, 6/15/15(4)	144,200
Qwest Corp., Sr. Notes, Variable Rate
925	7.12%, 6/15/13(4)	980,500
Qwest Services Corp.
525	13.50%, 12/15/10	602,438
Rogers Wireless, Inc.
305	7.50%, 3/15/15	328,638
Rogers Wireless, Inc., Sr. Sub. Notes
170	8.00%, 12/15/12	180,625
Rogers Wireless, Inc., Variable Rate
1,453	6.995%, 12/15/10	1,511,120
Rural Cellular Corp., Variable Rate
2,000	8.37%, 3/15/10	2,055,000
SBA Telecommunications, Sr. Disc. Notes
121	9.75%, 12/15/11	109,808
UbiquiTel Operating Co., Sr. Notes
395	9.875%, 3/1/11	433,513
		$12,502,528
Utilities — 0.2%
Calpine Corp., Sr. Notes
$500	8.75%, 7/15/07	$305,000
Dynegy Holdings, Inc. Debs.
330	7.625%, 10/15/26	292,050

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
Dynegy Holdings, Inc., Sr. Notes
$115	10.125%, 7/15/13(4)	$127,075
Mission Energy Holding Co.
215	13.50%, 7/15/08	249,938
NRG Energy, Inc.
302	8.00%, 12/15/13	330,690
		$1,304,753
	Total Corporate Bonds & Notes (identified cost $101,404,493)	$100,338,413
Convertible Bonds — 0.0%
Shares/Rights	Security	Value
220,000	Nortel Networks Ltd.	$206,525
	Total Convertible Bonds (identified cost, $213,366)	$206,525
Common Stocks and Warrants — 0.1%
Shares/Rights	Security	Value
105,000	Amkor Technologies, Inc.	$101,588
310,000	L-3 Communications Corp.(4)	313,100
	Total Common Stocks and Warrants (identified cost, $415,482)	$414,688
Common Stocks — 0.1%
Shares	Security	Value
98	Crown Castle International Corp.(5)	$2,402
33,486	Trump Entertainment Resorts, Inc.(5)	574,789
	Total Common Stocks (identified cost, $415,932)	$577,191
Preferred Stocks — 0.0%
Shares	Security	Value
934	Crown Castle International Corp., (PIK), 6.25%	$48,101
	Total Preferred Stocks (identified cost, $44,588)	$48,101

Warrants — 0.0%
Shares/Rights	Security	Value
190	Mueller Holdings, Inc., Exp. 4/15/14(4)(5)	$76,998
	Total Warrants (identified cost, $0)	$76,998
Closed-End Investment Companies — 3.5%
Shares	Security	Value
87,500	Citigroup Investments Corporate Loan Fund, Inc.	$1,101,625
125,000	First Trust/Four Corners Senior Floating Rate Income Fund II	2,143,750
20,000	Floating Rate Income Strategies Fund II, Inc.	346,400
25,000	Floating Rate Income Strategies Fund, Inc.	428,500
895,800	ING Prime Rate Trust	6,010,818
130,000	Pioneer Floating Rate Trust	2,278,900
1,197,000	Van Kampen Senior Income Trust	9,408,420
	Total Closed-End Investment Companies (identified cost, $23,835,934)	$21,718,413
Miscellaneous — 0.0%
Shares	Security	Value
535,000	Trump Atlantic City(5)(6)	$20,598
	Total Miscellaneous (identified cost, $0)	$20,598
Commercial Paper — 5.4%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$20,634,000	11/01/05	General Electric Capital Corp.	4.02%	$20,634,000
8,733,000	11/01/05	MetLife Funding, Inc.	3.86%	8,733,000
1,500,000	11/01/05	Old Line Funding, LLC	3.86%	1,500,000
3,205,000	11/01/05	Prudential Financial, Inc.	4.02%	3,205,000

Total Commercial Paper (at amortized cost)	$34,072,000

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 0.3%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$2,000,000	11/01/05	Investors Bank and Trust Company Time Deposit	4.03%	$2,000,000
Total Short-Term Investments (at amortized cost)				$2,000,000
Gross Investments — 161.3% (identified cost $1,008,224,584)				$1,012,166,009
Less Unfunded Loan Commitments — (0.6)%				$(3,756,385)
Net Investments — 160.7% (identified cost $1,004,468,199)				$1,008,409,624
Other Assets, Less Liabilities — 2.2%				$13,676,316
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (62.9)%				$(394,500,282)
Net Assets Applicable to Common Shares — 100.0%				$627,585,658

PIK - Payment In Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security is in default and making only partial interest payments.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of the securities is $30,025,181 or 4.8% of the net assets.

(5)  Non-income producing security.

(6)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $1,004,468,199)	$1,008,409,624
Cash	6,181,538
Receivable for investments sold	3,512,102
Dividends and interest receivable	7,290,357
Prepaid expenses	77,801
Total assets	$1,025,471,422
Liabilities
Payable for investments purchased	$1,351,426
Payable to agency bank	1,077,255
Payable to affiliate for investment advisory fees	478,212
Payable to affiliate	114,409
Payable for open swap contracts	48,933
Payable to affiliate for Trustees' fees	1,979
Accrued expenses	313,268
Total liabilities	$3,385,482
Auction preferred shares (15,760 shares outstanding) at liquidation value plus cumulative unpaid dividends	394,500,282
Net assets applicable to common shares	$627,585,658
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 33,488,490 shares issued and outstanding	$334,885
Additional paid-in capital	634,454,573
Accumulated net realized loss (computed on the basis of identified cost)	(11,752,652)
Accumulated undistributed net investment income	801,658
Net unrealized appreciation (computed on the basis of identified cost)	3,747,194
Net assets applicable to common shares	$627,585,658
Net Asset Value Per Common Share
($627,585,658 ÷ 33,488,490 common shares issued and outstanding)	$18.74

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest	$57,986,444
Dividends	1,156,012
Total investment income	$59,142,456
Expenses
Investment adviser fee	$7,705,041
Trustees' fees and expenses	21,109
Preferred shares remarketing agent fee	985,000
Custodian fee	309,595
Printing and postage	124,801
Legal and accounting services	113,798
Transfer and dividend disbursing agent fees	70,356
Registration fees	21,930
Miscellaneous	69,015
Total expenses	$9,420,645
Deduct — Reduction of custodian fee	$8,610
Reduction of Investment Adviser fee	2,052,751
Total expense reductions	$2,061,361
Net expenses	$7,359,284
Net investment income	$51,783,172
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(3,743,015)
Swap contracts	229,869
Net realized loss	$(3,513,146)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(2,808,253)
Swap contracts	(66,582)
Net change in unrealized appreciation (depreciation)	$(2,874,835)
Net realized and unrealized loss	$(6,387,981)
Distributions to preferred shareholders from income	$(11,840,232)
Net increase in net assets from operations	$33,554,959

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Period Ended October 31, 2004(1)
From operations — Net investment income	$51,783,172	$31,944,766
Net realized loss from Investment transactions and swaps contracts	(3,513,146)	(3,804,412)
Net change in unrealized appreciation (depreciation) from investments and swaps contracts	(2,874,835)	6,622,029
Distributions to preferred shareholders from net investment income	(11,840,232)	(4,366,536)
Net increase in net assets from operations	$33,554,959	$30,395,847
Distributions to common shareholders — From net investment income	$(41,162,227)	$(29,992,379)
Total distributions to common shareholders	$(41,162,227)	$(29,992,379)
Capital share transactions — Proceeds from sale of common shares	$—	$635,075,000 (2)
Reinvestment of distributions to common shareholders	1,608,927	2,824,407
Offering costs and preferred shares underwriting discounts	—	(4,818,876)
Net increase in net assets from capital share transactions	$1,608,927	$633,080,531
Net increase (decrease) in net assets	$(5,998,341)	$633,483,999
Net Assets Applicable to Common Shares
At beginning of year	$633,583,999	$100,000
At end of year	$627,585,658	$633,583,999
Accumulated undistributed (overdistributed) net investment income included in net assets applicable to common shares
At end of year	$801,658	$539,293

(1)  For the period from the start of business, November 28, 2003, to October 31, 2004.

(2)  Proceeds from sales of shares net of sales load paid of $29,925,000.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2005(1)	2004(1)(2)
Net asset value — Beginning of year (Common shares)	$18.970	$19.100	(3)
Income (loss) from operations
Net investment income	$1.547	$0.968
Net realized and unrealized gain (loss)	(0.193)	0.080
Distribution to preferred shareholders from net investment income	(0.354)	(0.132)
Total income from operations	$1.000	$0.916
Less distributions to common shareholders
From net investment income	$(1.230)	$(0.900)
Total distributions to common shareholders	$(1.230)	$(0.900)
Preferred and Common shares offering costs charged to paid-in capital	$—	$(0.027)
Preferred Shares underwriting discounts	$—	$(0.119)
Net asset value — End of period (Common shares)	$18.740	$18.970
Market value — End of period (Common shares)	$17.210	$19.940
Total Investment Return on Net Asset Value(5)	5.57%	4.13	%(4)
Total Investment Return on Market Value(5)	(7.77)%	9.45	%(4)

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2005(1)	2004(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of year (000's omitted)	$627,586	$633,584
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.16%	1.08	%(7)
Net expenses after custodian fee reduction(6)	1.16%	1.08	%(7)
Net investment income(6)	8.18%	5.51	%(7)
Portfolio Turnover	64%	95%

†  The operating expenses of the Trust reflect a reduction of the investment advisor fee and/or a reimbursement of expenses by the Advisor. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.49%	1.38	%(7)
Expenses after custodian fee reduction(6)	1.49%	1.38	%(7)
Net investment income(6)	7.85%	5.21	%(7)
Net investment income per share	$1.486	$0.914

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):

Net expenses	0.72%	0.71	%(7)
Net expenses after custodian fee reduction	0.72%	0.71	%(7)
Net investment income	5.04%	3.63	%(7)

†  The operating expenses of the Trust reflect a reduction of the investment advisor fee and/or a reimbursement of expenses by the Advisor. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	0.92%	0.91	%(7)
Expenses after custodian fee reduction	0.92%	0.91	%(7)
Net investment income	4.84%	3.43	%(7)
Senior Securities:
Total preferred shares outstanding	15,760	15,760
Asset coverage per preferred share(8)	$64,853	$65,223
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 28, 2003, to October 31, 2004.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(5)  Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Trust, which was organized as a Massachusetts business trust on August 5, 2003, seeks to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Trust pursues its objectives by investing primarily in senior, secured floating rate loans (Senior Loans). The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Trust's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Non-loan portfolio holdings (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value (unless the Trust deems that such

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Trust may rely on an independent fair valuation service in making any such adjustment.

B  Income — Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Trust, for federal income tax purposes, had a capital loss carryover of $10,668,031 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2012 ($5,860,075) and October 31, 2013 ($4,807,956).

D  Investment Transactions — Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Offering Costs — Costs incurred by the Trust in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations.

H  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Trust is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Trust's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Trust's policies on investment valuations discussed above. If an option which the Trust has purchased expires on the stipulated expiration date, the Trust will realize a loss in the amount of the cost of the option. If the Trust enters into a closing sale transaction, the Trust will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Trust exercises a call option, the cost of the security which the Trust purchases upon exercise will be increased by the premium originally paid.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Trust.

If the Trust enters into a closing transaction, the Trust will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Trust's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

K  Reverse Repurchase Agreements — The Trust may enter into reverse repurchase agreements. Under such an agreement, the Trust temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Trust agrees to repurchase the security at an agreed-upon price and time in the future. The Trust may enter into reverse repurchase agreements for temporary purposes, such as Trust withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Trust's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Trust. The securities underlying such agreements continue to be treated as owned by the Trust and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Trust under reverse repurchase agreements is accrued daily.

L  Total Return Swaps — The Trust may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions; to change the duration of the overall portfolio; to mitigate default risk; or for other risk management purposes. Pursuant to these agreements, the Trust makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Trust receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Trust does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

M  Credit Default Swaps — The Trust may enter into credit default swap contracts for risk management purposes, including diversification. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap. The Trust will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

O  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2  Auction Preferred Shares

The Trust issued 3,940 shares of Auction Preferred Shares (APS) Series A, 3,940 shares of Auction Preferred Shares (APS) Series B, 3,940 shares of Auction Preferred Shares (APS) Series C, and 3,940 shares of Auction Preferred Shares (APS) Series D on January 26, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 28 days thereafter by an auction. Dividend rates ranged from 2.194% to 3.840% for Series A shares, 2.00% to 3.84% for Series B shares, 2.05% to 3.75% for Series C shares, and 2.11% to 3.80% for Series D shares.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the APS liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally twenty-eight days. The applicable dividend rate for the APS on October 31, 2005 was 3.62%, 3.65%, 3.75%, and 3.80%, for Series A, Series B, Series C, and Series D Shares, respectively. For the year ended October 31, 2005, the Trust paid dividends to APS shareholders amounting to $2,942,510, $2,937,664, $2,918,197 and $3,041,861 for Series A, Series B, Series C, and Series D Shares, respectively, representing an average APS dividend rate for such period of 3.239%, 3.213%, 2.956%, and 3.108%, respectively.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principals generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions paid for the period ended October 31, 2004, and year ended October 31, 2005 was as follows:

	Year Ended October 31, 2005	Period Ended October 31, 2004(1)
Distributions declared from:
Ordinary income:	$53,002,459	$34,358,915

During the year ended October 31, 2005, accumulated undistributed net investment income was increased by $1,481,652, and accumulated net realized loss was increased by $1,481,652 due to differences between book and tax accounting. This change had no effect on net assets or the net asset value per share.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$801,658
Unrealized gain	$2,662,573
Capital loss carryforwards	$(10,668,031)

(1) For the period from the start of business, November 28, 2003, to October 31, 2004.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.75% of the average daily gross assets of the Trust, was earned by Eaton Vance Management (EVM), as compensation

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

for management and investment advisory services rendered to the Trust. For the year ended October 31, 2005, the fee was equivalent to 0.75% (annualized) of the Trust's average daily gross assets for such period and amounted to $7,705,041.

In addition, the Adviser has contractually agreed to reimburse the Trust for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Trust for the first five full years of the Trust's operations, 0.15% of average weekly gross assets in year 6, 0.10% in year 7 and 0.05% in year 8. For the year ended October 31, 2005 the Investment Adviser waived $2,052,751 of its advisory fee.

Certain officers and Trustees of the Trust are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $638,152,766, and $620,070,223 respectively, for the year ended October 31, 2005.

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended October 31, 2005	Period Ended October 31, 2004(1)
Sales	—	33,255,000
Issued to shareholders electing to receive payments of distributions in Fund shares	84,520	148,970
Net increase	84,520	33,403,970

(1)  For the period from the start of business, November 28, 2003, to October 31, 2004.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Trust at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$1,005,552,820
Gross unrealized appreciation	$8,664,406
Gross unrealized depreciation	(5,807,602)
Net unrealized appreciation	$2,856,804

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, financial futures and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2005 is as follows:

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$2,400,000	9/20/2008	Agreement with Credit Suisse/ First Boston dated 1/9/2004 whereby the Trust will receive 2.45% per year times the notional amount. The Trust makes a payment only upon a default event on underlying loan assets (47 in total, each representing 2.128% of the notional value of the swap).	$(41,633)
$5,200,000	9/20/2008	Agreement with Credit Suisse/ First Boston dated 1/27/2004 whereby the Trust will receive 2.45% per year times the notional amount. The Trust makes a payment only upon a default event on underlying loan assets (47 in total, each representing 2.128% of the notional value of the swap).	$(138,734)
$2,000,000	3/20/2010	Agreement with Lehman Brothers dated 3/15/2005 whereby the Trust will receive 2.20% per year times the notional amount. The Trust makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	$(13,864)

At October 31, 2005, The Trust had sufficient cash and/or securities segregated to cover potential obligations arising from open swap contracts.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the Trust), including the portfolio of investments as of October 31, 2005, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period from the start of business November 28, 2003 to October 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of October 31, 2005 by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Senior Floating-Rate Trust at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from the start of business November 28, 2003 to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

Eaton Vance Senior Floating-Rate Trust as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Senior Floating Rate Trust as of October 31, 2005

OTHER MATTERS (Unaudited)

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 19, 2005. The following action was taken by the shareholders:

Item 1: The election of James B. Hawkes, William H. Park and Ralph F. Verni as Class II Trustees of the Trust for a three-year term expiring in 2008.

Nominee for Trustees	Number of Shares
Elected by All Shareholders	For	Withheld
James B. Hawkes	28,662,537	431,175
William H. Park	28,651,739	441,973
Ralph F. Verni	28,668,277	425,435

Eaton Vance Senior Floating-Rate Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Senior Floating-Rate Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Senior Floating-Rate Trust
  c/o PFPC, Inc.
  P.O. Box 43027
  Providence, RI 02940-3027
  800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2005, our records indicate that there are 20 registered shareholders and approximately 23,993, shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

  Eaton Vance Distributors, Inc.
  The Eaton Vance Building
  255 State Street
  Boston, MA 02109
  1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Senior Floating-Rate Trust (the Trust) and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding interests of the Trust.

In considering the annual approval of the investment advisory agreement between the Trust and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Trust with those of comparable funds;

•  An independent report comparing the expense ratio of the Trust to those of comparable funds;

•  Information regarding Trust investment performance (including on a risk-adjusted basis) in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Trust assets, including, in particular, the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Trust for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's experience in managing senior loan portfolios. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the investment advisory agreement, including four portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. The Special Committee also took into account the time and attention to be devoted by senior management to the Trust and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Trust and concluded that the human resources available at the investment adviser were appropriate to fulfill its duties on behalf of the Trust.

In its review of comparative information with respect to the Trust's investment performance (including on a risk-adjusted basis), the Special Committee noted the Trust's limited operating history and concluded that it was appropriate to allow time to fully evaluate the Trust's performance record. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Trust are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Trust, the Special Committee concluded that the Trust's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management and administration services for the Trust and for all Eaton Vance funds as a group. The Special Committee noted in particular that the Trust benefits from a contractual waiver of advisory fees and other expenses effective during the first five years of the Trust's operations. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Trust and the business reputation of the investment adviser and its financial resources.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Trust is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Trust, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee since 2003	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2007. 3 years. Trustee since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Grauduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Until 2007. 3 years. Trustee since 2003; Chairman since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2006. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Until 2006. 3 years. Trustee since 2003	President and Chief Executive Officer of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2003	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment adviser), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trust)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2003	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Craig Russ 10/30/63	Vice President	Since 2003	Vice President EVM and BMR. Officer of 1 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2003	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2003	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Trust includes additional information about the Trustees and officers of the Trust and can be obtained without charge by calling 1-800-225-6265.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on September 13, 2005. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser of Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Senior Floating-Rate Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

2025-12/05  CE-FLRTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended October 31, 2004 and October 31, 2005 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2004	10/31/2005

Audit Fees	$63,040	$65,120

Audit-Related Fees(1)	$4,950	$5,000

Tax Fees(2)	$6,100	$6,405

All Other Fees(3)	$0	$0

Total	$74,090	$76,525

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)                 All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2004 and October 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/2004	10/31/2005

Registrant	$11,050	$11,405

Eaton Vance(1)	$344,230	$170,983

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.    Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 16, 2005

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 16, 2005